CONTACT:     RAYMOND L. BROWN                             FOR IMMEDIATE RELEASE
             SENIOR VICE PRESIDENT AND
             CHIEF FINANCIAL OFFICER
             (770) 521-5602

                               IMNET SYSTEMS, INC.
                             ANNOUNCES FIRST QUARTER
                       FISCAL YEAR 1998 FINANCIAL RESULTS

            ATLANTA, GA., OCTOBER 29, 1997 - IMNET Systems, Inc. (Nasdaq/NMS:IMNT) today announced first quarter fiscal 1998 financial results. The results were in line with the Company's preliminary announcement which was made on October 6, 1997. Revenue for the quarter was $8.0 million, a 17% decrease over first quarter fiscal 1997 revenue of $9.7 million. The Company reported a first quarter loss of $3.1 million or $0.32 per share, compared to earnings before non-recurring charges of $1.4 million or $0.14 per share in the first quarter of fiscal 1997.

            The Company received $10.7 million in new orders in the first quarter of fiscal 1998. The backlog of signed contracts for systems and services not yet delivered was $53.7 million at the end of the first quarter of fiscal 1998, a 94% increase over the first quarter fiscal 1997 backlog of $27.7 million. On a consecutive quarter basis, the backlog increased $2.7 million, or 5%, from the fourth quarter fiscal 1997 backlog of $51.0 million.

            IMNET Systems, Inc. develops and markets electronic healthcare information management systems that capture, index, store, retrieve and display financial information, clinical information and medical images. The IMNET Electronic Information Warehouse(TM), which supplies the missing link for the implementation of the Electronic Patient Record, is a true enterprise-wide solution that integrates with software from most leading Healthcare Information Systems providers. IMNET's World-Wide Web site address is www.IMNET.com.

            Note regarding Private Securities Litigation Reform Act: Statements made by IMNET which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. IMNET's future financial performance could differ significantly from that set forth herein, and from the



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expectations of management. Important factors that could cause IMNET's financial performance to differ  materially  from past results and from those expressed in
any  forward  looking  statements  include,  without  limitation,   its  limited
operating  history,   variability  in  quarterly  operating  results,   customer
concentration, product acceptance, a long sales and delivery cycle, a backlog that includes long-term contracts, dependence on business partners, ability to manage growth, emerging technological standards, and risks associated with acquisitions. For further information on these and other risk factors, please refer to IMNET's Form 10-K for the year ended June 30, 1997, including the "Business-Risk Factors" section thereof.


                               IMNET SYSTEMS, INC.
                         UNAUDITED FINANCIAL HIGHLIGHTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         Three Months Ended
                                                                            September 30,

                                                                    1997              1996
Revenue......................................................    $ 7,970            $9,659

Net Income (loss)............................................    $(3,148)           $1,396*

Net Income (loss) Per Share..................................    $ (0.32)           $ 0.14*

Weighted Average Outstanding Shares and shares equivalent....      9,757             9,999





* Excludes a non-recurring charge of $749,545 ($0.07 per share) related to acquisition costs associated with the Hunter International, Inc. acquisition completed in the Company's first quarter of fiscal 1997 ended September 30, 1996.







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                                                IMNET SYSTEMS, INC.
                                            CONSOLIDATED BALANCE SHEETS
                                                    (UNAUDITED)

                                                                           SEPTEMBER           JUNE,
                                                                              30,               30,
                                                                             1997              1997
                                                                            ------            ------
                                   ASSETS
Current assets:
    Cash and cash equivalents                                          $  8,304,252       $  9,132,631
    Marketable securities                                                 8,674,354         11,606,287
    Trade accounts receivable, net                                       30,848,597         33,858,910
    Inventories                                                           1,871,084          2,100,060
    Refundable income tax                                                 1,929,146                 --
    Prepaid expenses and other current assets                             2,694,961          2,136,686
                                                                       --------------    -------------
       Total current assets                                              54,322,394         58,834,574


Noncurrent trade accounts receivable                                             --            233,949
Property and equipment, net                                               6,480,031          6,242,243
Computer software development costs, net                                  3,229,839          2,556,663
Acquired technology, net                                                        133            174,383
Advance royalties, net                                                    6,779,893          6,919,179
Other intangibles, net                                                    1,460,008          1,542,737
Goodwill, net                                                             9,048,412          9,349,174
                                                                       --------------    -------------
                                                                       $ 81,320,710      $   85,852,902
                                                                       ==============    ==============

                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                   $  2,355,611      $   3,026,276
    Accrued expenses                                                     10,040,373          9,471,314
    Income taxes payable                                                  1,161,220          2,379,220
    Deferred revenue                                                        839,215          1,186,388
                                                                       --------------    -------------
       Total current liabilities                                         14,396,419         16,063,198

Stockholders' equity:
    Common stock, $.01 par value.  Authorized 25,000,000
       shares; 9,798,353 shares issued and 9,760,716 shares
       outstanding at
       September 30, 1997 and 9,741,737 shares issued and                     97,984             97,794
       9,779,374 shares outstanding at June 30, 1997
    Additional paid-in capital                                            83,669,202         83,378,585
    Treasury stock, 37,637 shares, at cost                                  (148,417)          (148,417)
    Accumulated deficit                                                  (16,685,811)       (13,538,258)
    Cumulative foreign currency translation adjustment                        (8,667)               --
                                                                       --------------    --------------
       Total stockholders' equity                                         66,924,291         69,789,704
                                                                       --------------    ---------------
                                                                       $  81,320,710     $   85,852,902
                                                                       ==============    ===============

                                                IMNET SYSTEMS, INC.
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (UNAUDITED)

                                                                              Three Months Ended
                                                                                 September 30,

                                                                           1997            1996
                                                                           ----            ----
Revenues:
    System sales                                                     $  5,525,652      $ 7,694,820
    Maintenance and professional services                               2,444,351        1,964,454
                                                                     --------------    -----------
       Total revenues                                                   7,970,003        9,659,274
                                                                     --------------    -----------

Operating expenses:
    Cost of system sales                                                3,991,274        2,093,491
    Cost of maintenance and professional services                       1,413,428        1,476,539
    Sales and marketing                                                 3,574,290        2,648,795
    Research and development                                            2,063,467        1,149,873
    General and administrative                                          2,256,759        1,387,005
    Non-recurring charges                                                      --          749,545
                                                                     --------------    -----------
       Total operating expenses                                        13,299,218        9,505,248
                                                                     --------------    -----------
       Operating income (loss)                                         (5,329,215)         154,026
    Interest and other income, net                                        252,516          492,209
                                                                     --------------    -----------
       Income before income taxes                                      (5,076,699)         646,235
    Income taxes                                                        1,929,146               --
                                                                     --------------    -----------
       Net income (loss)                                             $ (3,147,553)     $   646,235
                                                                     ==============    ===========

Net income (loss) per common share                                   $      (0.32)     $      0.07
                                                                     ==============    ===========

Weighted average outstanding common shares and common
    share equivalents                                                    9,756,653       9,998,714

                                                                     ==============    ===========











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                                  Exhibit 99.2









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